UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2018

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Reports on Form 8-K filed by the Company with the SEC on February 8, 2018 and April 3, 2018, the Company’s wholly-owned subsidiary, LogMeIn USA, Inc. (the “Buyer”), entered into a definitive agreement to acquire all of the outstanding equity of Jive Communications, Inc. (“Jive”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 7, 2018, by and among the Buyer, Jazz Merger Sub, Inc., a wholly-owned subsidiary of the Buyer, Jive and Fortis Advisors LLC, in its capacity as Representative. On April 3, 2018, the acquisition was completed and Jive became a wholly-owned subsidiary of the Buyer. The purchase price, paid in cash, was approximately $342 million, subject to certain adjustments. In addition, the Buyer anticipates that it will pay up to $15 million in contingent cash retention payments to certain employees of Jive upon the achievement of specified retention milestones over the two-year period following the closing of the Jive acquisition.

The Company funded the purchase price through a combination of existing cash on-hand and a $200 million revolving loan borrowed pursuant to its existing credit agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, filed with the February  8, 2018 Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Jive, as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information of the Company reflecting the acquisition of Jive are filed as Exhibit 99.2 and are incorporated herein by reference:

i.	Unaudited pro forma combined balance sheet as of December 31, 2017; and

ii.	Unaudited pro forma combined statement of operations for the year ended December 31, 2017.

(d) Exhibits.

Listed and indexed below are all Exhibits filed as part of this report.

Exhibit No.	Description

23.1	Consent of Tanner LLC, Independent Accountants.

99.1	Audited consolidated financial statements of Jive as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017.

99.2	Unaudited pro forma combined financial information of the Company reflecting the acquisition of Jive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: June 12, 2018	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel & Secretary

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